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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) January 6, 2000

                              QUADRAMED CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                   0-21031             68-0422446
          (State or other          (Commission File         (IRS Employer
          jurisdiction of               Number)          Identification No.)
          incorporation)
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                      22 PELICAN WAY, SAN RAFAEL, CA       94901
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 482-2100

           1003 WEST CUTTING BOULEVARD, 2ND FLOOR, RICHMOND, CA 94804
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER INFORMATION

On January 6, 2000, QuadraMed Corporation (the "Company") announced in a press release the following management changes and three newly-created positions.

The Company announced the promotion of Nancy Nelson, former President of the Company's Enterprise Division to Chief Operating Officer.

The Company also announced the resignation of E. Payson "Skip" Smith as its Chief Financial Officer. John Cracchiolo, formerly the Company's President and
Chief Operating Officer will continue as President and will act as Interim Chief
Financial Officer until the position of Chief Financial Officer is filled. The
Company has commenced a search for a new Chief Financial Officer.

In addition, the Company announced that Mary Brandt, former Vice President,
Professional Services, was appointed to the newly created position of Vice
President/Product Manager for HIPAA; Laura Frazier has been named Product
Manager for Ambulatory Payment Classifications; and Graham Joyce has been named
Product Manager for E-Commerce.

The press release issued by the Company is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      None.

        (b)      None.

        (c)      99.1     Press Release, issued January 6, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         QUADRAMED CORPORATION

DATE: January 7, 2000    By:  /s/ Keith M. Roberts
                            --------------------------------------------
                         Name:             Keith M. Roberts
                         Title:    Executive Vice President and General
                                   Counsel


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                                  EXHIBIT INDEX


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
EXHIBIT NO.       EXHIBIT
         99.1            Press Release, issued January 6, 2000
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